POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Pope Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints Steve Parr, Larry Beaver and/or David Ganley with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of May, 2005.


/s/ Sara McDowell                           /s/ James W. McDowell, Jr.
-----------------------------------         ------------------------------------
Witness                                     James W. McDowell, Jr., Trustee
Print Name:       Sara McDowell
            --------------------------------

                                        POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Pope Family of Funds (the "Trust"), a Delaware statutory trust, hereby appoints Steve Parr, Larry Beaver and/or David Ganley with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interest of the Trust (including, without limitation, regulatory authorities in any and all states in which shares of any series of the Trust are sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement, as well as any and all exhibits and other documents necessary or desirable to the amendment or supplement process. Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this _____ day of May, 2005.


/s/ Geneve W. Wood                          /s/ Donald G. Wood
-----------------------------------         ------------------------------------
Witness                                     Donald G. Wood, Trustee
Print Name:       Geneve W. Wood
            --------------------------------